Exhibit 10.9
AMENDMENT NO. 2

AMENDMENT NO. 2 (this “Amendment”) dated as of June 29, 2012 among MOLSON COORS BREWING COMPANY (the “Company”), MOLSON COORS BREWING COMPANY (UK) LIMITED, MOLSON CANADA 2005, MOLSON COORS CANADA INC. AND MOLSON COORS INTERNATIONAL LP (together with the Company, collectively, the “Borrowers”), the Lenders that are signatories to this Amendment and DEUTSCHE BANK AG NEW YORK BRANCH, in its capacity as Administrative Agent under the Credit Agreement referred to below (the “Administrative Agent”).

The Borrowers, the lenders parties thereto and the Administrative Agent are parties to a Credit Agreement dated as of April 12, 2011 (as amended, supplemented or otherwise modified and in effect immediately prior to the effectiveness of this Amendment, the “Credit Agreement”).

The Company has requested that the “Guarantee Requirement” be amended to exclude Molson Coors European Holdco Limited from the requirement to Guarantee the Obligations of the UK Borrowing Subsidiaries specified in clause (iv) of the definition of “Guarantee Requirement”.

The parties hereto wish now to amend the Credit Agreement in certain respects, and, accordingly, the parties hereto hereby agree as follows:

Section 1. Definitions. Except as otherwise defined in this Amendment, terms defined in the Credit Agreement are used herein as defined therein.

Section 2. Amendments. Subject to the receipt by Administrative Agent of counterparts of this Amendment executed by Company and each Guarantor, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

2.01. References Generally. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Credit Agreement as amended hereby.

2.02. Certain Defined Terms. The definition of “Guarantee Requirement” set forth in Section 1.01 of the Credit Agreement shall be amended by adding the following sentence immediately at the end thereof:

“Notwithstanding the provisions of clause (iv) of the foregoing sentence, Molson Coors European Holdco Limited shall not be required to execute a Subsidiary Guarantee Agreement.”

Section 3. Representations and Warranties. Each Borrower represents and warrants to the Agents and the Lenders that (a) the representations and warranties set forth in Article III of the Credit Agreement (after giving effect to the amendments contemplated herein), other than those set forth in Sections 3.04(b) and 3.06(a) thereof, and in each of the other Loan Documents are true and correct on and as of the date hereof as if made on and as of the date hereof unless such representations and warranties expressly relate to an earlier date, in which case they are true on and as of such date, and as if each reference in said Article III to “this Agreement” included reference to this Amendment, and (b) no Default shall have occurred and be continuing.

Section 4. Conditions Precedent. The amendments set forth in Section 2 hereof shall become effective, as of the date hereof, upon satisfaction of the following conditions: (a) the Administrative Agent shall have received counterparts of this Amendment signed by each of the Borrowers, the Subsidiary Guarantors and the Required Lenders and (b) each Agent and the Lenders shall have received payment of all reasonable fees and expenses (including fees and disbursements of special counsel for the Administrative Agent) payable under the Credit Agreement in respect of this Amendment and invoiced two days prior to the date hereof.

Section 5. Confirmation of Guarantee. The Company (a) confirms its obligations under the guarantee set forth in Article VIII of the Credit Agreement, (b) confirms that its obligations under the Credit Agreement as amended hereby are entitled to the benefits of such guarantee, (c) confirms that its obligations under the Credit Agreement as amended hereby constitute “Obligations” (as defined in the Credit Agreement) and (d) agrees that the Credit Agreement as amended hereby is the Credit Agreement under and for all purposes of such guarantee.

Section 6. Effect of the Amendment. Each of the Company and each Subsidiary Guarantor acknowledges and agrees that the amendment set forth in Section 2 above shall be limited as written and nothing contained herein shall, by implication or otherwise, be deemed to constitute a waiver, amendment or consent to any other term, provision or condition of the Credit Agreement or any other Loan Document or limit, impair or prejudice any right or remedy that any party hereto may have or may in the future have under the Credit Agreement or any other Loan Document, which shall remain in full force and effect, and the Lenders hereby reserve all such rights and remedies. Except as set forth herein, the terms, provisions and conditions of the Credit Agreement shall remain unchanged and in full force and effect.

Section 7. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of a counterpart by electronic transmission shall be effective as delivery of a manually executed counterpart hereof. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

MOLSON COORS BREWING COMPANY

    By        /s/ Julio O. Ramirez
        Name: Julio O. Ramirez
Title: VP, Treasurer, Tax & Strategic Finance

MOLSON CANADA 2005

    By        /s/ Wouter Vosmeer
        Name: Wouter Vosmeer
Title: Chief Financial Officer

By        /s/ Kelly L. Brown

        Name: Kelly L. Brown
Title: Chief Legal Officer

MOLSON COORS INTERNATIONAL LP

    By        /s/ Julio O. Ramirez
        Name: Julio O. Ramirez
Title: VP, Treasurer, Tax & Strategic Finance

MOLSON COORS CANADA INC.

    By        /s/ Wouter Vosmeer
        Name: Wouter Vosmeer
Title: Chief Financial Officer

By        /s/ Kelly L. Brown
        Name: Kelly L. Brown
Title: Chief Legal Officer

MOLSON COORS BREWING COMPANY (UK) LIMITED By	/s/ Susan Albion Name: Susan Albion
Title: Legal Director

ADMINISTRATIVE AGENT:

DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent

By: /s/ Hans-Josef Thiel
Title: Director

By: _____________________________
Title:

Lenders:

DEUTSCHE BANK AG NEW YORK BRANCH

    By    /s/ Heidi Sandquist
        Name: Heidi Sandquist
        Title: Director

    By    /s/ Ming K. Chu
        Name: Ming K. Chu
        Title: Vice President

CoBank, ACB

By            /s/ Hal Nelson
            Name: Hal Nelson
            Title: Vice President

Bank of America, N.A.

By        /s/ John H. Schmidt
        Name: John H. Schmidt
        Title: Director

UBS AG, Stamford Branch

By     /s/ Irja R. Otsa
Name: Irja R. Otsa
Title: Associate Director

By     s/s Mary E. Evans
Mary E. Evans
Title: Associate Director

Morgan Stanley Bank, N.A.

By     /s/ Brendan MacBride
Name: Brendan MacBride
Title: Authorized Signatory

Wells Fargo Bank, National Association

By:     /s/ Mark Holm
Name: Mark Holm
Title : Managing Director

BMO Harris Financing Inc.,

By:     /s/ Robert H. Wolohan
Name: Robert H. Wolohan
Title : Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD

By:     /s/ Christine Howatt
Name: Christine Howatt
Title : Authorized Signatory

Lloyds TSB Bank PLC, as Lender

By:     /s/ Candi Obrentz
Name: Candi Obrentz
Title : Vice President – 0013

By:     Julia R. Franklin
Name: Julia R. Franklin
Title: Vice President – F014

Cooperative Centrale Raiffeisen-
Boerenleenbank, B.A. “Rabobank Nederland”,
New York Branch

By:     /s/ Pamela Beal
Name: Pamela Beal
Title : Executive Director

By:     /s/ Sue Chen- Holmes
Name: Sue Chen-Holmes
Title : Vice President

Toronto Dominion (New York) LLC

By:     /s/ Debbi L. Brito
Name: Debbi L. Brito
Title : Authorized Signatory

BARCLAYS BANK PLC

By:     /s/ Ronnie Glenn
Name: Ronnie Glenn
Title : Vice President

JPMORGAN CHASE BANK N.A.

By:     /s/ Tony Yung
Name: Tony Yung
Title : Executive Director

Northern Trust Company

By:     /s/ Brandon Rolek
Name: Brandon Rolek
Title : Vice President

Canadian Imperial Bank of Commerce, New York Agency

By:     /s/ Dominic Sorresso
Name: Dominic Sorresso

Title : Authorized Signatory

By:     /s/ Jonathan Kim
Name: Jonathan Kim
Title : Authorized Signatory

Royal Bank of Canada

By:     /s/ David Cole
Name: David Cole
Title : Authorized Signatory

Credit Suisse AG, Cayman Islands Branch

By:     /s/ Karl Studer
Name: Karl Studer
Title : Director

By:     /s/ Stephan Brechtbuehl
Name: Stephan Brechtbuehl
Title : Assistant Vice President

HSBC Bank USA, National Association

By:     /s/ Hans Y. Lin
Name: Hans Y. Lin
Title : Senior Vice President

UNICREDIT BANK AG, NEW YORK BRANCH

     By:     /s/ Annett Guderian
     Name: Annett Guderian
    Title : Director

By:     /s/ Betsy Hudson
Name: Betsy Hudson
Title : Associate

Bank of the West

By:     /s/ Terry A. Switz, Jr.
Name: Terry A. Switz, Jr.
Title : Senior Relationship Manager

Each undersigned Subsidiary Guarantor (a) confirms its obligations under the guarantee set forth in the Subsidiary Guarantee Agreement, (b) confirms that its obligations under the Credit Agreement as amended hereby are entitled to the benefits of the Subsidiary Guarantee Agreement, (c) confirms that its obligations under the Credit Agreement as amended hereby constitute “Obligations” (as defined in the Subsidiary Guarantee Agreement) and (d) agrees that the Credit Agreement as amended hereby is the

Credit Agreement under and for all purposes of the Subsidiary Guarantee Agreement.

MOLSON COORS BREWING COMPANY (UK) LIMITED

By     /s/ Susan Albion
Name:    Susan Albion
Title:    Legal Director

MOLSON CANADA 2005

By     /s/ Wouter Vosmeer
Name:    Wouter Vosmeer
Title:     Chief Financial Officer

By     /s/ Kelly L. Brown
Name:    Kelly L. Brown
Title:     Chief Financial Officer

MOLSON COORS INTERNATIONAL LP

By     /s/ Julio O. Ramirez
Name:    Julio O. Ramirez
Title:     VP, Taxation and Treasurer

COORS BREWING COMPANY

By     /s/ Julio O. Ramirez
Name:    Julio O. Ramirez
Title:     VP - Taxation and Treasurer

CBC HOLDCO LLC

By     /s/ Julio O. Ramirez
Name:    Julio O. Ramirez
Title:     VP - Taxation and Treasurer

CBC HOLDCO 2 LLC

By     /s/ Julio O. Ramirez
Name:    Julio O. Ramirez
Title:     VP - Taxation and Treasure

MC HOLDING COMPANY LLC

By     /s/ Julio O. Ramirez
Name:    Julio O. Ramirez
Title:     VP, Taxation and Treasurer

MOLSON COORS CAPITAL FINANCE ULC

By     /s/ Julio O. Ramirez
Name:    Julio O. Ramirez
Title:     Treasurer

MOLSON COORS INTERNATIONAL GENERAL, ULC

By     /s/ Julio O. Ramirez
Name:    Julio O. Ramirez
Title:     Treasurer

COORS INTERNATIONAL HOLDCO, ULC

By     /s/ Julio O. Ramirez
Name:    Julio O. Ramirez
Title:     Treasurer

MOLSON COORS CALLCO ULC

By     /s/ Julio O. Ramirez
Name:    Julio O. Ramirez
Title:     Treasurer

MOLSON Inc.

By     /s/ Wouter Vosmeer
Name:    Wouter Vosmeer
Title:     Chief Financial Officer

MOLSON COORS HOLDINGS LIMITED

By     /s/ Susan Albion
Name:    Susan Albion
Title:     Director

GOLDEN ACQUISITION

By     /s/ Susan Albion
Name:    Susan Albion
Title:     Director

NEWCO3, INC.

By     /s/ Julio O. Ramirez
Name:    Julio O. Ramirez
Title:     Treasurer

MOLSON COORS HOLDCO, INC.

By     /s/ Julio O. Ramirez
Name:    Julio O. Ramirez
Title:     VP - Taxation and Treasurer